Exhibit 99.1

Whirlpool Announces Cash Tender Offer Early Results

BENTON HARBOR, Mich., June 12, 2026 /PRNewswire/ – Whirlpool Corporation (NYSE: WHR) (“Whirlpool” or the “Company”) is releasing early results as of 5:00 p.m., Central European time (11:00 a.m., New York City time), on June 12, 2026 (the “Early Tender Expiration”), of its previously announced (i) tender offer (the “Tender Offer”) to purchase for cash any and all of the outstanding 1.250% Notes due 2026 (the “2026 Notes”) and 1.100% Notes due 2027 (the “2027 Notes” and together with the 2026 Notes, the “Notes”) of Whirlpool Finance Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée) organized under the laws of the Grand Duchy of Luxembourg (the “Issuer”) and wholly owned subsidiary of the Company, and (ii) solicitation of consents from holders of the 2027 Notes (the “Consent Solicitation”) to a proposed amendment (the “Proposed Amendment”) to the indenture governing the 2027 Notes, dated as of November 2, 2016 (the “Indenture”).

The following table details the aggregate principal amount of Notes validly tendered and not validly withdrawn at or prior to the Early Tender Expiration, according to information provided by the Tender and Information Agent.

Title of Notes	ISIN/Common Code(1)	Aggregate Principal Amount Outstanding (2)	Aggregate Principal Amount Tendered at the Early Tender Expiration	Percent of Outstanding Principal Amount Tendered at the Early Tender Expiration
1.250% Notes due 2026	XS1514149159 / 151414915	€500,000,000	€365,313,000	73.06%
1.100% Notes due 2027	XS1716616179 / 171661617	€600,000,000	€546,715,000	91.12%

(1)

No representation is made as to the correctness or accuracy of the ISINs or Common Codes listed in this release and the Offer to Purchase and Consent Solicitation Statement (as defined below) or printed on the Notes. They are provided solely for the convenience of holders of the Notes.

(2)	As of May 29, 2026.

The withdrawal deadline for the Tender Offer expired at 5:00 p.m., Central European time (11:00 a.m., New York City time), on June 12, 2026 (the “Withdrawal Time”). As a result, tendered Notes may no longer be withdrawn.

The Company has elected to exercise its right to make payment for Notes that were validly tendered at or prior to the Early Tender Expiration and that are accepted for purchase on or about June 18, 2026 (the “Early Settlement Date”). Each holder of the Notes (each, a “Holder” and collectively, the “Holders”) who validly tendered and did not validly withdraw its Notes at or prior to the Early Tender Expiration and whose Notes are accepted for purchase will be entitled to receive the Total Consideration, which includes the Early Tender Premium (each as defined in the Offer to Purchase and Consent Solicitation Statement), together with accrued and unpaid interest, if any, from and including the last date on which interest has been paid to, but excluding, the Early Settlement Date on the Notes accepted for purchase. The Total Consideration for each series of Notes accepted for purchase will be determined at or around 4:00 p.m., Central European time (10:00 a.m., New York City time), on June 15, 2026 (the “Price Determination Date”) in accordance with standard market practice and as described in the Offer to Purchase and Consent Solicitation Statement.

The Company will announce the Total Consideration for each series of Notes as soon as reasonably practicable after the Price Determination Date.

In connection with the Tender Offer and Consent Solicitation, the Company is expected to consummate an offering of $2.0 billion aggregate principal amount of senior secured notes (the “Financing Transaction”), consisting of $1.0 billion in aggregate principal amount of 7.500% Senior Secured Second Lien Notes due 2031 and $1.0 billion in aggregate principal amount of 7.875% Senior Secured Second Lien Notes due 2034 on or about June 16, 2026. The Company expects to use a portion of the net proceeds from the Financing Transaction to pay the applicable consideration for all tendered Notes, plus accrued interest and all related fees and expenses.

As a result of receiving the requisite consents in the Consent Solicitation to adopt the Proposed Amendment, the Company, the Issuer and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as trustee (the “Trustee”), will enter into a supplemental indenture to the Indenture (the “Supplemental Indenture”) giving effect to the Proposed Amendment. The Proposed Amendment will not become operative unless and until the Company purchases all 2027 Notes validly tendered (and not validly withdrawn) in the Tender Offer. Upon becoming operative, the Proposed Amendment will apply to all Holders of the 2027 Notes.

The Company will continue to accept Notes tendered after the Early Tender Expiration. The Tender Offer and the Consent Solicitation will expire at 5:00 p.m., Central European time (11:00 a.m., New York City time), on June 30, 2026, unless extended by the Company in its sole discretion (such time and date, as the same may be extended, the “Expiration Time”). Holders of Notes who validly tender their Notes following the Early Tender Expiration and at or prior to the Expiration Time will be entitled to receive the Tender Offer Consideration. No tenders submitted after the Expiration Time will be valid. Payment for the Notes that are validly tendered at or prior to the Expiration Time and that are accepted for purchase will be made on a date promptly following the Expiration Time, which is currently anticipated to be July 6, 2026, the third business day following the Expiration Time (the “Final Settlement Date”).

The terms and conditions of the Tender Offer and the Consent Solicitation are described in an Offer to Purchase and Consent Solicitation Statement, dated June 1, 2026 (the “Offer to Purchase and Consent Solicitation Statement”). The Tender Offer and Consent Solicitation are subject to the satisfaction or waiver of certain conditions set forth in the Offer to Purchase and Consent Solicitation Statement.

The Company reserves the right to terminate or extend the Tender Offer or the Consent Solicitation if any condition to the Tender Offer or the Consent Solicitation is not satisfied (or otherwise in its sole discretion), and to amend the Tender Offer or the Consent Solicitation in any respect.

Citigroup Global Markets Inc. is the dealer manager and solicitation agent (the “Dealer Manager”) in the Tender Offer and the Consent Solicitation. Global Bondholder Services Corporation has been retained to serve as the tender and information agent (the “Tender and Information Agent”) for the Tender Offer and the Consent Solicitation. Questions regarding the Tender Offer and the Consent Solicitation should be directed to Citigroup Global Markets Inc. by telephone at +1 (212) 723-6106 (call collect) or +1 (800) 558-3745 (toll-free). Requests for copies of the Offer to Purchase and Consent Solicitation Statement and other related materials should be directed to Global Bondholder Services Corporation by telephone at (212) 430- 3774 (bankers and brokers, call collect) or (855) 654-2014 (all other, toll-free); or by email at contact@gbsc-usa.com.

None of the Company, its board of directors, the Dealer Manager, the Tender and Information Agent, the trustee under the Indenture, or any of their respective affiliates, makes any recommendation as to whether any Holder should tender or deliver, or refrain from tendering or delivering, any or all of such Holder’s Notes, and none of the Company nor any of its affiliates has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Notes and, if so, the principal amounts of Notes to tender. If any Holder is in any doubt as to the contents of this release, or the Offer to Purchase, or the action it should take, the Holder should seek its own financial and legal advice, including in respect of any tax consequences, immediately from its stockbroker, bank manager, solicitor, accountant, or other independent financial, tax, or legal adviser. The Tender Offer and the Consent Solicitation are made only by the Offer to Purchase and Consent Solicitation Statement. Holders are urged to read the Offer to Purchase and Consent Solicitation Statement carefully before making any decision with respect to the Tender Offer or the Consent Solicitation. The Offer to Purchase and Consent Solicitation Statement contains important information that should be read carefully before any decision is made with respect to the Tender Offer or the Consent Solicitation. This release does not describe all the material terms of the Tender Offer or the Consent Solicitation, and no decision should be made by any Holder on the basis of this release. The terms and conditions of the Tender Offer are described in the Offer to Purchase and Consent Solicitation Statement, and this release must be read in conjunction with the Offer to Purchase and Consent Solicitation Statement. The Tender Offer and the Consent Solicitation are not being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Tender Offer and the Consent Solicitation to be made by a licensed broker or dealer, the Tender Offer and the Consent Solicitation will be deemed to be made on behalf of the Company by the Dealer Manager or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction. Any individual or entity whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company, or other nominee must contact such entity if it wishes to tender such Notes pursuant to the Tender Offer.

This release does not constitute an offer to sell or a solicitation of an offer to buy these securities, nor does it constitute an offer, solicitation or sale of these securities, in any jurisdiction in which such offer, solicitation or sale is unlawful.

ABOUT WHIRLPOOL CORPORATION

Whirlpool Corporation (NYSE: WHR) is a leading home appliance company, in constant pursuit of improving life at home. As the only major U.S.-based manufacturer of kitchen and laundry appliances, the company is driving meaningful innovation to meet the evolving needs of consumers through its iconic brand portfolio, including Whirlpool, KitchenAid, JennAir, Maytag, Amana, Brastemp, Consul, and InSinkErator. In 2025, the company reported approximately $16 billion in annual net sales—close to 90% of which were in the Americas—41,000 employees and 35 manufacturing and technology research centers.

WEBSITE DISCLOSURE

We routinely post important information for investors on our website, WhirlpoolCorp.com, in the “Investors” section. We also intend to update the “Hot Topics Q&A” portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the “Investors” section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

WHIRLPOOL ADDITIONAL INFORMATION

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. Certain statements contained in this document do not relate strictly to historical or current facts and may contain forward-looking statements that reflect our current views with respect to future events and financial performance. As such, they are considered “forward-looking statements” which provide current expectations or forecasts of future events. Such statements can be identified by the use of terminology such as “may,” “could,” “will,” “should,” “possible,” “plan,” “predict,” “forecast,” “potential,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “may impact,” “on track,” “guarantee,” “seek,” and the negative of these words and words and terms of similar substance. Examples of forward-looking statements include, but are not limited to, statements relating to the expected timing and terms of the Tender Offer, our ability to complete the Tender Offer and, with respect to the 2027 Notes, the Consent Solicitation on the anticipated timeline or at all, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements should be considered with the understanding that such statements involve a variety of risks and uncertainties, known and unknown, and may be affected by inaccurate assumptions. Consequently, no forward-looking statement can be guaranteed and actual results may vary materially.

Many risks, contingencies and uncertainties could cause actual results to differ materially from Whirlpool’s forward-looking statements. Among these factors are: (1) intense competition in the home appliance industry, and the impact of the changing retail environment, including direct-to-consumer sales; (2) Whirlpool’s ability to maintain or increase sales to significant trade customers and builders; (3) Whirlpool’s ability to maintain its reputation and brand image; (4) Whirlpool’s ability to achieve its business objectives and successfully manage its strategic portfolio transformation and outsourced business unit service model; (5) Whirlpool’s ability to understand consumer preferences and successfully develop new products; (6) Whirlpool’s ability to obtain and protect intellectual property rights; (7) acquisition, divestiture, and investment-related risks, including risks associated with our past transactions; (8) the ability of suppliers of critical parts, components and manufacturing equipment to deliver sufficient quantities to Whirlpool in a timely and cost-effective manner; (9) risks related to Whirlpool’s international operations; (10) Whirlpool’s ability to respond to unanticipated social, political and/or economic events, including epidemics/pandemics; (11) information technology system and cloud failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; (12) product liability and product recall costs; (13) Whirlpool’s ability to attract, develop and retain executives and other qualified employees; (14) the impact of labor relations; (15) fluctuations in the cost of key materials (including steel, resins, and base metals) and components and the ability of Whirlpool to offset cost increases; (16) Whirlpool’s ability to manage foreign currency fluctuations; (17) impacts from goodwill, intangible asset and/or inventory impairment charges; (18) health care cost trends, regulatory changes and variations between results and estimates that could increase future funding obligations for pension and postretirement benefit plans; (19) impacts from credit rating agency downgrades; (20) litigation, tax, and legal compliance risk and costs; (21) the effects and costs of governmental investigations or related actions by third parties; (22) changes in the legal and regulatory environment including environmental, health and safety regulations, data privacy, taxes and AI; (23) the impacts of changes in foreign trade policies, including tariffs; (24) Whirlpool’s ability to respond to the impact of climate change and climate change or other environmental regulation; (25) the uncertain global economy and changes in economic conditions; (26) financing and liquidity uncertainty including payment of dividends on our 8.50% Mandatory Convertible Preferred Stock; (27) the dilutive effect of conversion and potential dividend payments in common stock for our 8.50% Mandatory Convertible Preferred Stock; (28) the liquidation preference of our 8.50% Mandatory Convertible Preferred Stock above our common stock; and (29) reduced operational flexibility and liquidity under our ABL Credit Facility.

Except as required by law, we undertake no obligation to update any forward-looking statement, and investors are advised to review disclosures in our filings with the SEC. It is not possible to foresee or identify all factors that could cause actual results to differ from expected or historic results. Therefore, investors should not consider the foregoing factors to be an exhaustive statement of all risks, uncertainties, or factors that could potentially cause actual results to differ from forward-looking statements. Additional information concerning these factors can be found in our periodic filings with the SEC, including our most recent Annual Report on Form 10-K, as updated by our quarterly reports on Form 10-Q, current reports on Form 8-K and other filings we make with the SEC.

European Economic Area

Neither this Tender Offer, the Consent Solicitation, nor any other transaction set forth in the Offer to Purchase and Consent Solicitation Statement constitutes a non-exempt offer of securities to the public within the meaning of the EU Prospectus Regulation and the Tender Offer and Consent Solicitation are not subject to the obligation to publish a prospectus under the EU Prospectus Regulation. The Offer to Purchase and Consent Solicitation Statement is not a prospectus for the purposes of the EU Prospectus Regulation.

General

None of the Offer to Purchase and Consent Solicitation Statement, this announcement or the electronic transmission thereof constitutes an offer to buy or the solicitation of an offer to sell Notes (and tenders of Notes for purchase pursuant to the Tender Offer will not be accepted from Holders) in any circumstances in which such offer or solicitation is unlawful. In those jurisdictions where the securities, blue sky or other laws require the Tender Offer or Consent Solicitation to be made by a licensed broker or dealer and a dealer manager or any of its respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Tender Offer or Consent Solicitation shall be deemed to be made by the respective dealer manager or such affiliates, as the case may be, on behalf of the Company in such jurisdiction. Neither the Tender Offer, the Consent Solicitation nor our website may be used for, or in connection with, any invitation to anyone in any jurisdiction or under any circumstances in which such invitation is not authorized or is unlawful.

SOURCE Whirlpool Corporation